UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




      Date of report (Date of earliest event reported):  January 23, 2001




                           LASALLE HOTEL PROPERTIES
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




   Maryland                     1-14045                    36-4219376
---------------          -----------------------        --------------------
(State or other          (Commission File Number)       (IRS Employer
jurisdiction of                                         Identification No.)
incorporation
or organization)




   4800 Montgomery Lane, Suite M25,
   Bethesda, MD                                                 20814
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code:  301/941-1500




                                Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)










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


ITEM 5.  OTHER EVENTS.

      On January 23, 2001, LaSalle Hotel Properties issued a press release announcing its results for the year ended December 31, 2000. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.




     SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Certain statements in this filing and elsewhere (such as in other filings by the Company with the Securities and Exchange Commission, press releases, presentations and communications by the Company or its management and written and oral statements) constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, achievements, plans and objectives of the Company to be materially different from any future results, performance, achievements, plans and objectives expressed or implied by such forward-looking statements. Such factors are discussed under "Business", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Quantitative and Qualitative Disclosure about Market Risk" and elsewhere in the Company's annual report on Form 10-K for the year ended December 31, 1999, under "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Quantitative and Qualitative Disclosure about Market Risk" and elsewhere in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000, under "Certain Relationships and Related Transactions" and elsewhere in the Company's proxy statement with respect to the annual meeting of shareholders held on May 17, 2000 under "Risk Factors" and elsewhere in the Company's Registration Statement (No. 333-77371), under "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Quantitative and Qualitative Disclosure About Market Risk" and in other reports filed by the Company with the Securities and Exchange Commission. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statements to reflect any change in events or circumstances or in the Company's expectations.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

      The following exhibit is included with this Report:

      Exhibit 99  Press release dated January 23, 2001 issued by
                  LaSalle Hotel Properties.




















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                                  SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 25, 2001        LASALLE HOTEL PROPERTIES



                               By:   /s/ HANS S. WEGER
                                     -----------------------------------
                                     Hans S. Weger
                                     Executive Vice President, Treasurer
                                     and Chief Financial Officer



















































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


                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number            Description
-------           -----------

Exhibit 99        Press release dated January 23, 2001.





























































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